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                                                                    EXHIBIT 10.9

                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT


         This SECOND AMENDMENT TO EMPLOYMENT AGREEMENT ("AMENDMENT"), is made and entered into as of April 21, 2003, by and between Michael W. Tryon (the "EXECUTIVE") and Metal Management, Inc., a Delaware corporation (the "COMPANY").

         WHEREAS, Executive and Company are parties to that certain Employment Agreement, dated as of April 1, 2000 (the "EMPLOYMENT AGREEMENT"), pursuant to which Executive is employed as the President and Chief Operating Officer of the Company. Capitalized terms used herein, and not otherwise defined herein, shall have the meanings set forth in the Employment Agreement;

         WHEREAS, the Employment Agreement was previously amended by that certain letter, dated as of June 7, 2001, from Albert A. Cozzi to Executive, pursuant to which Executive agreed to a reduction in the severance benefit payable to Executive upon his termination, other than for cause;

         WHEREAS, the parties hereto have agreed to amend the Employment Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the premises, promises, mutual covenants and mutual agreements contained herein, the Executive and the Company hereby agree as follows:

         1. AMENDMENT. Section 15 of the Employment Agreement shall be amended by deleting it in its entirety and substituting the following therefor:

         15. SEVERANCE PAY.

         (a) Notwithstanding any other provision of this Agreement, if the Executive's employment is (or is deemed) terminated by the Company pursuant to Section 13(a):

                  (i) the Company shall pay the Executive any accrued but unpaid Salary, prorated vacation, prorated cash bonus and any other amounts accrued but unpaid as of the date of termination;

                  (ii) the Company shall pay the Executive a lump-sum severance payment equal to the Executive's then-current Salary; and

                  (iii) the Company shall continue all medical, dental and life, insurance benefits at no cost to the Executive for twelve (12) months, commencing on the date of the Executive's termination of employment (and the provision by the Company of any such group health benefits shall not be considered continuation coverage pursuant to section 4980B of the Internal Revenue Code of 1986, as amended (the "Code"), and such

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                  continuation converge shall commence on the date that benefits provided hereunder cease).

         Other than as provided herein, if the Executive's employment is terminated by the Company pursuant to Section 13(b) hereof, the Company shall pay to the Executive any accrued but unpaid Salary, prorated vacation, prorated cash bonus and any other amounts accrued but unpaid as of the date of termination. Any benefit payable pursuant to this
         Section 15 shall be paid to the Executive in a lump-sum within thirty
         (30) days after the Executive's termination of employment.

         (b) In the event that the Executive becomes entitled to any severance payments as provided herein, if it is determined that any such payments will be subject to the tax or any other similar state or local excise taxes (the "Excise Tax") imposed by section 4999 of the Code (or any similar tax that may hereafter be imposed), the Company shall "gross up" such severance payments so that the amount received by the Executive after payment of such Excise Tax shall be equal to the amount to which the Executive was entitled prior to application of such Excise Tax.

         2. NO OTHER CHANGES; REFERENCES. Except as expressly amended by this Amendment, all of the terms and conditions of the Employment Agreement shall remain in full force and effect. All references in the Employment Agreement to "this Agreement" shall be deemed to refer to the Employment Agreement as amended hereby.

         3. GOVERNING LAW. This Amendment shall be construed and interpreted, and the rights of the parties shall be determined, in accordance with the laws of the State of Illinois without reference to the conflicts or choice of law principles thereof.

         4. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.


                     [Signatures Commence on Following Page]



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   METAL MANAGEMENT, INC


                                   By:  /s/ Albert A. Cozzi
                                        --------------------------------------
                                        Name:   Albert A. Cozzi
                                        Title:  Chief Executive Officer

                                   By:  /s/ Robert C. Larry
                                        --------------------------------------
                                        Name:  Robert C. Larry
                                        Title:   Chief Financial Officer


                                   EXECUTIVE


                                   By:  /s/ Michael W. Tryon
                                        --------------------------------------
                                        Michael W. Tryon







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